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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2003


                         Commission File Number: 0-12742




                                SPIRE CORPORATION
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           (Name of small business issuer as specified in its charter)




      MASSACHUSETTS                                           04-2457335
-------------------------------                         ----------------------
(State or other jurisdiction of                            (I.R.S. Employer
 organization or incorporation)                          Identification Number)




                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396
                    ----------------------------------------
                    (Address of principal executive offices)



                                  781-275-6000
                         -------------------------------
                         (Registrant's telephone number)









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                                EXPLANATORY NOTE

        This Amendment No. 2 to Current Report on Form 8-K is being filed to amend and restate the disclosure provided in Item 4 of this Form 8-K, as amended, dated December 31, 2003.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On December 31, 2003, Spire Corporation (the "Company") dismissed KPMG LLP ("KPMG") as its principal independent accountant. However, KPMG continued to be engaged by the Company to complete the audit of the balance sheets of Bandwidth Semiconductors, LLC ("Bandwidth") (acquired by the Company on May 23,
2003) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001. The decision to change principal independent accountants was approved by the Company's Audit Committee. On January 7, 2004, the Company engaged Vitale, Caturano & Company, P.C. ("VCC") as its new principal independent accountant. The engagement of VCC was approved by the Company's Audit Committee. For further information regarding the engagement of VCC as the Company's new principal independent accountant, see the Company's Current Report on Form 8-K, dated January 7, 2004, filed with the Securities and Exchange Commission on January 8, 2004.

        On May 7, 2004, the Company filed a Current Report on Form 8-K/A to file the financial statements and pro forma financial information required with respect to the acquisition of Bandwidth. Accordingly, as of such date, KPMG is no longer acting as an independent accountant with respect to the Company or any of its subsidiaries.

        KPMG's report on the financial statements of the Company for each of the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ended December 31, 2002 and 2001 and the subsequent period through May 7, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's financial statements.

        During the Company's fiscal years ended December 31, 2002 and 2001 and the subsequent period through May 7, 2004, there were no reportable events (as described in Item 304(a)(1)(iv)(B) of Regulation S-B) with respect to the Company's relationship with KPMG, except as follows:

        (i) In connection with its audit of the Company's financial statements for the period ended December 31, 2002, KPMG advised the Audit Committee by a letter dated April 30, 2003 that it noted certain matters involving internal control and its operation that it considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants (the "AICPA"). Reportable conditions are matters coming to an independent auditors' attention that, in their judgment, relate to significant deficiencies in the design or operation of internal control and could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements. KPMG advised the Audit Committee that it considered the following to constitute a reportable condition: During 2002, the Company did not follow its accounting policy on revenue recognition for its business to install solar electric systems (its solar systems division). KPMG advised the Audit Committee that (a) it did not believe that this condition constituted a material weakness and (b) this condition was considered in determining the nature, timing and extent of the audit tests applied in its audit of the Company's 2002 financial statements, and that the condition did not affect KPMG's report dated March 20, 2003 with respect to these financial statements. The Audit Committee discussed the subject matter of this reportable event with KPMG.

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                The Company believes that this reportable condition did not exist prior or subsequent to fiscal year 2002. Furthermore, the Company concluded that this reportable condition did not have a material effect on the Company's quarterly financial statements for 2002.

        (ii) In connection with its review of the Company's Form 10-QSB for the quarter ended June 30, 2003, KPMG advised the Audit Committee and management by a letter dated December 24, 2003 that it noted certain matters involving internal control and its operation that it considered to be material weaknesses that constituted reportable conditions under standards established by the AICPA. Under those standards, a material weakness is a reportable condition in which the design or operation of one or more internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. KPMG advised management and the Audit Committee that it considered the following to constitute material weaknesses in internal control and operations: the Company's failure to adequately staff its finance group with the appropriate level of experience to effectively control the increased level of transaction activity, address the complex accounting matters and manage the increased financial reporting complexities resulting from, among other things, the acquisition of Bandwidth on May 23, 2003 and the implementation of a new financial reporting system during the second quarter of 2003. The Audit Committee discussed the subject matter of this reportable event with KPMG.

        The Company has made and is continuing to make changes in its controls and procedures, including its internal control over financial reporting, aimed at enhancing their effectiveness and ensuring that the Company's systems evolve with, and meet the needs of, the Company's business. The Company is also continually striving to improve its management and operational efficiency and the Company expects that its efforts in that regard will from time to time directly or indirectly affect the Company's controls and procedures, including its internal control over financial reporting. For example, the Company has recently added to its accounting staff and expects to hire additional professionals and the Company has arranged for additional compliance training for its staff. On April 1, 2004, the Company hired a permanent chief financial officer with the appropriate experience and background to manage the diverse and complex financial issues which may arise in the Company's business. The Company is also continuing its efforts to upgrade its information technology capabilities and has completed the implementation of a common accounting system at all of its business units.

        The Company authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of the reportable conditions and material weaknesses cited by KPMG.

        The Company has provided KPMG with a copy of the disclosures it is making in this report and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit 16.1 to this Report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits.

          Exhibit No.                         Description
          -----------                         -----------

              16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated May 14, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  May 14, 2004                     By: /s/ Roger G. Little
                                            ----------------------------------
                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board

































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                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------

  16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated May 14, 2004.






















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